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                                                                   EXHIBIT 10.11

                             MODIFICATION NUMBER ONE
                               TO PROMISSORY NOTE

A.C. MOORE ARTS & CRAFTS, INC.
130 A.C. Moore Drive (formerly, 500 University Court)
Berlin, New Jersey  08009 (formerly, Blackwood, NJ  08012)

A.C. MOORE INCORPORATED
130 A.C. Moore Drive (formerly, 500 University Court)
Berlin, New Jersey  08009 (formerly, Blackwood, NJ  08012)

MOORESTOWN FINANCE, INC.
103 Foulk Road, Suite 200 (formerly, 300 Delaware Avenue - 9th Floor) Wilmington, Delaware 19803 (formerly, 19801)

BLACKWOOD ASSETS, INC.
103 Foulk Road, Suite 200 (formerly, 300 Delaware Avenue - 9th Floor) Wilmington, Delaware 19803 (formerly, 19801)

A.C. MOORE URBAN RENEWAL, LLC
130 A.C. Moore Drive (formerly, 500 University Court)
Berlin, New Jersey  08009 (formerly, Blackwood, NJ  08012)
(INDIVIDUALLY AND COLLECTIVELY, "BORROWER")

WACHOVIA BANK, NATIONAL ASSOCIATION
190 River Road
Summit, New Jersey  07901
(HEREINAFTER REFERRED TO AS "BANK")

        THIS AGREEMENT is entered into as of November 3, 2004 by and between Bank and Borrower.

                                    RECITALS

        Bank is the holder of a Promissory Note executed and delivered by Borrower, dated October 28, 2003, in the original principal amount of $25,000,000.00 (the "Note");

        Borrower and Bank have agreed to modify the terms of the Note.

        In consideration of Bank's continued extension of credit and the agreements contained herein, the parties agree as follows:

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                                    AGREEMENT

        ACKNOWLEDGEMENT OF BALANCE. Borrower acknowledges that as of October 19, 2004, there are five letters of credit issued by the Bank for the account of the Borrower in the aggregate principal amount of $1,792,593.00 which are Obligations under the Note. The Borrower acknowledges and agrees that its obligations under the Note and Loan Documents are valid and binding obligations of the Borrower enforceable against the Borrower in accordance with the terms of the Note and Loan Documents, and that there are no claims, set-offs or defenses to such obligations.

        MODIFICATIONS. The Note is hereby modified by deleting the provisions in the Note establishing the repayment terms and substituting the following in their place and stead:

                REPAYMENT TERMS. The Note shall continue to be due and payable in consecutive monthly payments of accrued interest only, commencing on November 1, 2004, and continuing on the same day of each month thereafter until fully paid. In any event, all principal and accrued interest shall be due and payable on May 1, 2006.

        ACKNOWLEDGMENTS AND REPRESENTATIONS. Borrower acknowledges and represents that the Note and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred, all representations and warranties contained in the Loan Documents are true and correct as of this date, all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.

        COLLATERAL. Borrower acknowledges and confirms that there have been no changes in the ownership of any collateral pledged to secure the Obligations (the "Collateral") since the Collateral was originally pledged; Borrower acknowledges and confirms that the Bank has existing, valid first priority security interests and liens in the Collateral; and that such security interests and liens shall secure Borrower's Obligations, including any modification of the Note or Loan Agreement, if any, and all future modifications, extensions, renewals and/or replacements of the Loan Documents.

        MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state's conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any Inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Note. LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO, INCLUDING BANK BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY

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BETWEEN OR AMONG THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS
AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR
AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE.

        WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ACCEPT THIS AGREEMENT. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS AGREEMENT.

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        IN WITNESS WHEREOF, the undersigned have signed and sealed this
Agreement the day and year first above written.

                                  A.C. Moore Arts & Crafts, Inc.

                                  By:  /s/ Leslie H. Gordon
                                       -----------------------------------------
                                       Leslie H. Gordon, Chief Financial Officer


                                  A.C. Moore Incorporated

                                  By:  /s/ Leslie H. Gordon
                                       -----------------------------------------
                                       Leslie H. Gordon, Chief Financial Officer


                                  Moorestown Finance, Inc.

                                  By:  /s/ Leslie H. Gordon
                                       -----------------------------------------
                                       Leslie H. Gordon, Chief Financial Officer


                                  Blackwood Assets, Inc.

                                  By:  /s/ Leslie H. Gordon
                                       -----------------------------------------
                                       Leslie H. Gordon, Chief Financial Officer


                                  A.C. Moore Urban Renewal, LLC

                                  By:  /s/ Leslie H. Gordon
                                       -----------------------------------------
                                       Leslie H. Gordon, Chief Financial Officer


                                  Wachovia Bank, National Association

                                  By:  /s/ Dante Bucci
                                       -----------------------------------------
                                       Dante Bucci, Vice President